Exhibit 99.4

FIDELITY D & D BANCORP, INC.

2012 OMNIBUS STOCK INCENTIVE PLAN

STOCK APPRECIATION RIGHTS (SARs)

AWARD AGREEMENT

NOTICE OF AWARD OF STOCK APPRECIATION RIGHTS

CHIEF EXECUTIVE OFFICER AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in The Fidelity D&D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan (the “Plan”) shall have the same defined meanings in this Notice of Award.

You have been awarded Stock Appreciation Rights subject to the terms and conditions of the Plan and the attached Stock Appreciation Rights Award Agreement, as follows:

• Awardee:
• Grant Number:	_____ Stock Appreciation Rights (SARs)
• Date of Grant:
• Date of Grant Price per Share:	$_____for Fidelity Bank SARs
• Total Number of Shares Granted:	_____ total SARs eventually payable in Fidelity Bank common stock
• Expiration Date:	__________ (Ten (10) years less one day from the Date of Grant)

Fidelity D & D Bancorp, Inc.

CEO SAR Agreement

January 20, 2016

STOCK OPTION (SAR) AWARD AGREEMENT

FIDELITY D & D BANCORP, INC.

2012 OMNIBUS STOCK INCENTIVE PLAN

STOCK APPRECIATION RIGHTS (SARs)

AWARD AGREEMENT

FOR THE THREE-YEAR PERFORMANCE PERIOD

BEGINNING JANUARY 1, 2015 AND ENDING DECEMBER 31, 2017

1.

Potential Award of Stock Appreciation Rights. The Fidelity D&D Bancorp, Inc. (“the Corporation”) Compensation Committee hereby awards to the Awardee __________ (the “Awardee” or “Participant”) on __________named in the Notice of Award attached to (and part of) this Stock Appreciation Rights Award Agreement, Stock Appreciation Rights (the “Stock Appreciation Rights”) to purchase shares of common stock as set forth in the Notice of Award, at the fair market value of shares at Date of Exercise less the fair market value of shares at Date of Award as set forth in the Notice of Award (the “Exercise Price”), subject to the terms and conditions of the FIDELITY D&D BANCORP, INC. 2012 OMNIBUS STOCK INCENTIVE PLAN (the “Plan”) which is incorporated herein by reference (the Plan and the Notice of Award together with this Stock Appreciation Rights Agreement are herein referred to as the “Agreement” or the “Stock Appreciation Rights Agreement”).

The actual Stock Appreciation Rights  (SARs)  awards (of a duration of ten years less one day from the Date of Award)  are calculated following the end of each of the Bank’s fiscal years beginning in 2015 and ending in 2017 (the “Performance Period”), and except as otherwise provided in the Plan are based on the metrics and methodologies described herein and based on any adjustments in Target Awards due to employment changes as described below and any changes in the performance percentage permitted under this Award Agreement. Following each year end, the award calibration is re-set and the targets, maximums, and minimums apply again to the following year, except in the case of the 3-year cumulative goals which are fixed from the beginning of the Performance Period.

The two metrics in this Plan and Award Agreement involve Return on Equity (ROE) and Core Earnings per Share Growth (EPS) of the Bank.

Return on Equity is defined as the amount of net income returned as a percentage of shareholders equity. ROE is expressed as a percentage and calculated as:

•	Return on Equity = Net Income/Shareholder's Equity

Fidelity Bank

SAR Awardee Agreement—CEO

January 20, 2016

STOCK OPTION (SAR) AWARD AGREEMENT

“Net income” is for the full fiscal year (before dividends paid to common stock holders but after dividends to preferred stock.) For purposes of the return on equity calculation, shareholder's equity does not include preferred shares.

•	Core EPS Growth = [(EPS this year) / (EPS last year)] - 1

“Core Earnings” is defined as the revenue derived from the Bank’s main or principal business, less all expenses and revenue from non-core activities. It is essentially earnings associated with business operations, and exclude earnings from goodwill, gains or losses from nonrecurring items, pension gains, and legal settlements.

The goals are both annual milestones and over a full three-year cumulative period. The ratio of three annual milestones to the cumulative 3-year goal is calibrated at a 50-50 ratio to emphasize longer-term sustained performance. Annual goals are then re-set to the desired percentage each year after the previous year’s award is determined. Three-year goals are based on the cumulative performance for each metric from the beginning of each performance period.

Awards represent the Corporation’s unfunded and unsecured promise to make a stock appreciation rights award at a future date, subject to the terms of this Award Agreement and the Plan. Awardee has no rights under The Fidelity D&D Bancorp, Inc. 2012 Omnibus Stock Incentive Plan or this Award Agreement other than the rights of a general unsecured creditor of the Corporation.

Capitalized terms used but not defined in this Award Agreement shall have the meanings assigned to them in the Plan.

The Compensation Committee shall endeavor to achieve a 50-50 ratio in the value of Restricted Stock and Stock Appreciation Rights awarded to each Awardee for each annual Award and each 3-year cumulative Award.

2.	Calculation of Awards.

Following the end of each year and the end of three years, the Compensation Committee (the “Compensation Committee”) will calculate the dollar amount of Awardee’s actual Awards. In calculating the number of actual Awards, Target Awards will be determined after taking into account any adjustments due to employment changes, as described below.

Such awards upon exercise of vested SARs that are in-the-money shall only be made in common stock of the Bank, and not cash, and not a combination of cash and stock.

Metrics for each Award shall be as set forth by the Compensation Committee in its discretion from time to time.

The number of common shares that will be utilized for the EPS calculations shall be 2,427,767 common shares as of January 1, 2015.

For the Plan’s award cycles, the 2 equally-weighted metrics shall be Return on Equity and Earnings per Share Growth of the Bank as set forth below:

Fidelity Bank

SAR Awardee Agreement—CEO

January 20, 2016

STOCK OPTION (SAR) AWARD AGREEMENT

For Return on Equity (ROE):

•	the minimum (threshold) level of achievement shall be 8.50% year-over-year return (and three-year cumulative return);
•	the target level shall be 9.25% year-over-year return (and three-year cumulative return); and
•	the maximum level shall be 10% year-over-year return (and three-year cumulative return).

Three-year cumulative ROE goals:

•	Minimum: 8.50% per year;
•	Target:9.25% per year; and
•	Maximum: 10% per year

For Core Earnings per Share Growth (EPS):

•	the minimum (threshold) level of achievement shall be 3% year-over-year improvement (and three-year cumulative improvement of $2.874 per share for the 3-year Performance Period);
•	the target level shall be 6% year-over-year improvement (and three-year cumulative improvement of $3.132 per share for the 3-year Performance Period); and
•	the maximum level shall be 9% year-over-year improvement (and three-year cumulative improvement of $3.406 per share for the 3-year Performance Period).

At target, the amount that can be earned shall be 16% of base salary per year for the CEO, for both this Award Agreement and the Restricted Stock Award Agreement (8% for each of two metrics) and the cumulative three-year amount that can be earned at target shall be 48% times base salary. At minimum or threshold, the amount that can be earned shall be 10% of base salary per year for the CEO for both this Award Agreement and the Restricted Stock Award Agreement (5% for each of two metrics), and the cumulative three-year amount that can be earned at minimum shall be 30% times base salary. At maximum, the amount that can be earned shall be 28% of base salary per year for the CEO for both this Award Agreement and the Restricted Stock Award Agreement (14% for each of two metrics), and the cumulative three-year amount that can be earned at target shall be 84% times base salary.

The payment of awards upon performance measured as being above minimum, target and/or maximum in a given year and for a given three-year period, and between those standards shall be subject to the Compensation Committee’s discretion, but in general shall be a direct mathematical interpolation.

Except as otherwise provided in the Plan, the performance results are calculated in accordance with the methodology set forth above, which measures the performance of the Corporation against the key metrics set forth therein. The metrics will be measured using the methods and procedures that the Corporation uses for its business purposes.

If there is a significant change in the Bank’s business or business strategy (for example, by a merger, acquisition or divestiture of business lines or books of business, merger of subsidiaries, etc.), as the Compensation Committee determines in its sole discretion, the Compensation Committee may adjust the performance percentage calculation by changing the metrics, weights, performance levels and/or measurements as they consider appropriate in light of the change.

Fidelity Bank

SAR Awardee Agreement—CEO

January 20, 2016

STOCK OPTION (SAR) AWARD AGREEMENT

The final determination of the performance percentage and the actual dollar amount to which the Awardee is entitled (which will then be converted into options at their current fair market value) will be made by the Compensation Committee in its sole discretion. The actual dollar amount will be based on “fair market value” as defined in the Plan.

Compensation attributable to the Award Agreement is intended to constitute “qualified performance-based compensation” under Internal Revenue Code Sections 162(m) and 409A of the Code and the regulations thereunder. This Award Agreement shall be construed and administered by the Compensation Committee in a manner consistent with this intent.

Anything in this Award Agreement to the contrary notwithstanding, there will be effected a reduction In awards (but not below zero) so that such payments and distributions under the Plan can be made without causing any such payment to be subject to the excise tax under Section 4999 of the Code.

   3. Vesting Schedule and Conversion of Awards; Adjustments.

(a) Subject to the terms of this Award Agreement and the Plan and provided that Awardee remains continuously employed throughout the distribution date which is the end of the third full year plus until March 15th of the following year, as determined by the Compensation Committee for the vesting periods set out below:

The Awards determined by the Compensation Committee for each year (annual awards) and the three-year cumulative award shall be Stock Appreciation Rights (SARs)  of the Bank which shall only fully vest at the end of a three-year vesting period (100% after three years, subject to graded vesting---1/3, 1/3 and 1/3 for each year from Date of Grant (or 33 1/3% vesting per year)) following the date that the Award is earned (for any annual milestone, and for the 3-year cumulative award) if the Senior Officer is still employed at the Bank following the end of the three-year vesting period and shall be paid to the Awardee in Stock Appreciation Rights of the Corporation immediately upon exercise, but no later than March 15th of the year following vesting under the terms of the Plan. It is intended that the three-year vesting date shall be exactly three years from the Date of Award of the SARs which comprise the Award earned at each juncture under this Plan.

;

(b) Subject to the terms of this Award Agreement and the Plan, provided that Awardee remains continuously employed with Bank, then in the event of a Change of Control (as defined in the Plan) the applicable provisions of the Plan (indicating acceleration of vesting) would apply with vesting and payment, if any, in accordance with the determination of the Compensation Committee.

4. Termination at Conversion of Awards.  Unless terminated earlier under any applicable section below, an Awardee’s rights under this Award Agreement with respect to the dollar amount of the SAR Awards issued under this Award Agreement shall terminate at the time such Awards have been exercised or deferred in accordance with the Plan and this Award Agreement.

5. Termination of Awardee’s Status as a Participant.  Except as otherwise specified in applicable sections of the Award Agreement below, in the event of an Awardee’s

Fidelity Bank

SAR Awardee Agreement—CEO

January 20, 2016

STOCK OPTION (SAR) AWARD AGREEMENT

termination of employment from the Bank, whether as a result of voluntary resignation or involuntary termination for Cause, Awardee’s rights under this Award Agreement in any unvested Awards shall terminate.

6. Disability of Awardee.  Notwithstanding the provisions of the Sections above, in the event of termination of Awardee’s employment as a Participant as a result of total and permanent disability, if the disability of the Awardee occurs before the end of any full one-year vesting period, then no special vesting acceleration relating to disability shall occur, and Awardee’s rights under this Award Agreement in any Awards shall terminate.

7. Death of Awardee.  Notwithstanding the provisions of the Sections above, in the event of the death of Awardee while in continuous status as an Awardee, then:

If the death of the Awardee occurs before the end of any full one-year vesting period, then no special vesting acceleration relating to death shall occur, and Awardee’s rights under this Award Agreement in any Awards shall terminate. The Awardee’s employment shall be deemed to have terminated on account of death if the Awardee dies within three (3) months after the Awardee’s termination of employment.

8. Retirement.  Notwithstanding the provisions of the Sections above, in the event of Awardee’s retirement at the age that Fidelity Bank or its Compensation Committee deems to be retirement age, if the retirement occurs prior to the end of any one-year period, Awardee will be deemed vested for the pro rata period up to the date of such retirement.

The Awardee’s rights in any unvested Awards that remain unvested after the application of this Section 8 shall terminate on the date of Awardee’s retirement.

9. Termination for Cause. Notwithstanding any other provision of the Award Agreement to the contrary, if the Awardee’s employment is terminated for Cause (as defined in the Plan under “Forfeiture”)  or a breach of any applicable covenants or if, following the Participant’s termination of employment and during any period in which the SARs otherwise would remain exercisable, the Participant engages in any act that would constitute Cause or a breach of any applicable covenants, the Awardee’s rights under this Award Agreement shall terminate in their entirety and cease to be exercisable immediately upon such termination of employment or act.

If the Bank determines that any elements of Cause (or breach of any covenants set forth below) have been committed by a current or former Awardee, then it reserves the right, in its discretion, to not pay the benefit held by that Awardee as set forth in this Award Agreement above.

10 Change in Control.    Subject to the terms of this Award Agreement and the Plan, provided that Awardee remains continuously employed with the Corporation, then in the event of a Change of Control as defined to be if the Corporation executes an agreement to dispose of all or substantially all of the Corporation’s assets or stock by means of a sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation’s shareholders, immediately before the transaction, will not own at least fifty percent (50%) of the total combined voting power of all classes voting stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation

Fidelity Bank

SAR Awardee Agreement—CEO

January 20, 2016

STOCK OPTION (SAR) AWARD AGREEMENT

of the transaction, then any and all outstanding Awards shall immediately become and remain vested and exercisable.

11. Other Termination of Service. If the Awardee’s employment terminates for any reason, except Disability, death or Cause, the SARs, to the extent unexercised and exercisable for vested SARs on the date on which the Participant’s employment terminated, may be exercised by the Participant at any time prior to the expiration of 90 days after the date on which the Participant’s employment terminated, but in any event no later than the SAR’s Expiration Date.

Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an SAR within the applicable time periods set forth is prevented by a Change in Control, the SAR shall remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the SAR’s Expiration Date.

12. Value of Unvested Awards.  In consideration of the grant of these Awards, Awardee agrees that upon and following termination of Awardee’s employment for any reason (whether or not in breach of applicable laws), and regardless of whether Awardee is terminated with or without Cause, notice, or pre-termination procedure or whether Awardee asserts or prevails on a claim that Awardee’s employment was terminable only for Cause or only with notice or pre-termination procedure, any unvested Awards under this Award Agreement shall be deemed to have a value of zero dollars ($0.00).

13. Conversion of Awards to Vested Options; Responsibility for Taxes.

(a) Provided Awardee has satisfied the requirements of Section 13(b) below, on the vesting and exercise of any Stock Appreciation Rights Awards, such vested Awards following exercise shall be able to be exercised at Awardee’s choice that will be distributed to Awardee or, in the event of Awardee’s death, to Awardee’s legal representative, as soon as practicable. The distribution to the Awardee, or in the case of the Awardee’s death, to the Awardee’s legal representative a  stock amount representing  the exercised SARs shall be evidenced by an appropriate entry on the books of the Corporation, or other appropriate means as determined by the Bank.

(b) Regardless of any action the Bank takes with respect to any or all income tax (including federal, state and local taxes), social insurance, payroll tax or other tax-related withholding (“Tax-Related Items”), Awardee acknowledges that the ultimate liability for all Tax-Related Items legally due by Awardee is and remains Awardee’s responsibility and that the Bank (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Awards, including the grant of the Awards, the vesting of Awards, the conversion of the Awards into an equivalent cash payment, and (ii) do not commit to structure the terms of the grant or any aspect of the Awards to reduce or eliminate the Awardee’s liability for Tax-Related Items.

Prior to the distribution of an equivalent stock payment upon exercise of the vested SAR Awards as provided in Section 13(a) above, Awardee shall pay, or make adequate arrangements satisfactory to the Bank (in its sole discretion) to satisfy all withholding obligations of the Bank. In this regard, Awardee authorizes the Bank to withhold all applicable Tax-Related Items legally payable by Awardee from Awardee’s wages or other cash compensation payable to Awardee by the Bank.

Fidelity Bank

SAR Awardee Agreement—CEO

January 20, 2016

STOCK OPTION (SAR) AWARD AGREEMENT

14. Termination Period:

These Stock Appreciation Rights, to the extent vested, may be exercised for 90 days after the date upon which you cease to be an Employee (extended to twelve months if such termination is because of your death or Disability) but in no event later than the Expiration Date as set forth above. To the extent not vested at the date upon which you cease to be an Employee, the Stock Appreciation Rights shall terminate.

The Stock Appreciation Rights evidenced by this Notice of Award are part of and subject in all respects to the terms and conditions of this Stock Appreciation Rights Agreement, the terms of which are hereby incorporated herein by reference as if set forth herein in full, and the Plan (a copy of which has been made available to you by the Bank).

Awards shall not be subject to execution, attachment, or other process.

Awards which have been exercised resulting in common shares are all subject to a right of first refusal by the Bank from the date of exercise at the then current fair market value.

15. Exercise of Stock Appreciation Rights. These Stock Appreciation Rights are exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Stock Appreciation Rights and the number of Shares in respect of which the Stock Appreciation Rights are being exercised (the “Exercised Shares”). The Exercise Notice shall be signed by the Awardee and shall be delivered in person, by certified mail or electronically to the Stock Plan Administrator and Compensation Committee of the Bank. These Stock Appreciation Rights shall be deemed to be exercised upon receipt by the Bank of such fully-executed Exercise Notice.

Upon exercising the Stock Appreciation Rights, the Awardee shall receive from the Bank, for each SAR exercised, the difference between the fair market value of the shares at Date of Grant (as set forth in the Notice of Award) versus the fair market value of the shares at Date of Exercise.

The Bank’s obligation arising upon the exercise of these Stock Appreciation Rights shall be to pay 100% in stock net of any amounts required to satisfy the Bank’s withholding obligations, if any.

16. Non-Transferability of Stock Appreciation Rights.  These Stock Appreciation Rights may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by the Participant. The terms of the Plan and this Stock Appreciation Rights Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

17.Term of Stock Appreciation Rights. These Stock Appreciation Rights may be exercised only within 10 years less one day from the Date of Grant set forth in the Notice of Award. The Stock Appreciation Rights may be exercised during such term only in accordance with the Plan and the terms of this Stock Appreciation Rights Award Agreement.

Fidelity Bank

SAR Awardee Agreement—CEO

January 20, 2016

STOCK OPTION (SAR) AWARD AGREEMENT

18.Tax Consequences. TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THESE STOCK APPRECIATION RIGHTS.

19.  Acknowledgment of Nature of Plan and Awards.   The issuance of the SARs  shall not  be construed as giving each Awardee the right to be retained in the employ of  the Corporation, the Bank or an Affiliate, nor will it affect in any way the right of the Corporation, the Bank or an Affiliate to terminate such employment or position at any time, with or without cause.  In addition, the Corporation, the Bank or an Affiliate may at any time dismiss  an Awardee from employment free from any liability or any claim under the Plan or the Award Agreement.  Nothing in the Award Agreement shall confer on any person any legal or equitable right against the Corporation or the Bank or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Corporation, the Bank or an Affiliate.

The Award granted hereunder shall not form any part of the wages or salary of a Participant for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment.

Under no circumstances  shall  any   person  ceasing  to  be  an  employee  of  the Bank  or  any Affiliate be entitled to any compensation for any loss of any right or benefit under the Award Agreement or Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.  By participating in the Plan, Participant shall  be deemed to have accepted all the conditions of the Plan and the Award Agreement and the terms and conditions of any rules and regulations adopted by the Compensation Committee (as defined in the Plan) and shall be fully bound thereby.

In accepting the grant, Awardee acknowledges that:

(a) the Plan is established voluntarily by the Bank, it is discretionary in nature and may be modified, amended, suspended or terminated by the Bank at any time, as provided in the Plan;

(b) the grant of Awards is voluntary and does not create any contractual or other right to receive future grants of Awards, or compensation in lieu of Awards even if Awards have been granted repeatedly in the past;

(c) all decisions with respect to future Awards, if any, will be at the sole discretion of the Corporation, the Bank and its Compensation Committee;

(d) Awardee’s participation in the Plan is completely voluntary;

(e) Awardee’s eligibility may be terminated and Awards may be forfeited under the Plan; and

(f) Awardee acknowledges and agrees that Awardee has no right to, and will not bring any legal claim or action for, (a) damages for any portion of the Awards that have been vested and paid, or (b) any damages for the termination of any unvested Awards under this Award Agreement.

Fidelity Bank

SAR Awardee Agreement—CEO

January 20, 2016

STOCK OPTION (SAR) AWARD AGREEMENT

20. Recoupment Policy of the Bank. Under this Plan, if Fidelity Bank’s financial statements are the subject of a restatement due to error or misconduct that is material to previously-issued financial statements in the determination of the Board, the Board will seek reimbursement of excess long-term incentive awards to executive officers for the relevant performance periods, whether or not the executive officers engaged in any misconduct. In that event, the Bank will recover from the executive the amount of incentive-based compensation received during the three fiscal years preceding the date the restatement was required that exceeds the amount the executive would have received had the compensation instead been determined based on the restated amount.

Excess long-term incentive awards means the positive difference, if any, between the payment(s) made to the Senior Management Officer and the payment(s) that would have been made to the Senior Management Officer had the multiplier been calculated based on the Bank’s financial statements as restated. Under this Plan, if an executive officer benefitted from an error in the preparation of or affecting the applicable financial statements or engaged in an act of embezzlement, fraud, or breach of fiduciary duty that contributed to the obligation for Fidelity Bank to restate its financial statements, the officer will be required to repay proceeds received in stock or from the sale of shares issued upon exercise of a SAR, or shares of restricted stock, occurring during the 12-month period following the first public issuance or filing with the SEC of the financial statements required to be restated. This remedy would be in addition to any actions imposed by law enforcement agencies, regulators, or other authorities.

This Section applies to an Awardee who was a  “senior  officer” at any time during the Performance Period for the incentive-based compensation subject to recovery. The definition of senior officer is the same as the definition of “officer” for Section 16 purposes.

If any senior officer after leaving the Bank or before leaving the Bank engages in acts that violate Fidelity Bank policies as set forth in his or her receipt and release agreement upon departure or his or her employment agreement or both, regarding non-competition, non-solicitation, confidentiality, or non-disparagement, in the judgment of the Compensation Committee as set forth in the individual’s applicable severance agreement and/or employment agreement and/or any other policy pronouncements and/or the provisions of this Award Agreement below, the entire amount of any incentive payments awarded to that executive under this long-term incentive plan during the most recent 12-month period shall be repaid in total.

In the event that the Corporation has to file an action or incurs any legal fees in attempting to recoup any amounts due to the Corporation, the Awardee shall also be liable to the Corporation for the Corporation’s reasonable attorneys’ fees and costs associated with such recoupment.

This Section does not abrogate the Corporation’s right to seek recoupment based upon any other law or policy of the Corporation or Bank.

21.  Plan Governs.  Notwithstanding anything in this Award Agreement to the contrary, the terms of this Award Agreement shall be subject to the terms of the Plan, and this Award Agreement is subject to all interpretations, amendments, rules and regulations promulgated by the Board or its Compensation Committee from time to time pursuant to the Plan.

Fidelity Bank

SAR Awardee Agreement—CEO

January 20, 2016

STOCK OPTION (SAR) AWARD AGREEMENT

22.  Severability.  If any provision of the Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Award Agreement under any law deemed applicable by the Corporation, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Corporation, materially altering the purpose or intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction or the Award Agreement, and the remainder of the Award Agreement shall remain in full force and effect.

23. Complete Award Agreement and Amendment.  This Award Agreement (which includes the performance calculations provided for herein and the policies referenced above, each as modified from time to time), and the Plan constitute the entire agreement between Awardee and the Corporation and the Bank regarding the Awards. Any prior agreements, commitments or negotiations concerning these Awards are superseded. This Award Agreement may be amended only by written agreement of Awardee and the Corporation or the Bank, except that the policies referenced in above may be modified by the Corporation or the Bank as described in this Award Agreement from time to time. Awardee agrees not to rely on any oral information regarding this Award or any written materials not identified in this Section.

24. Electronic Delivery.  The Bank may, in its sole discretion, decide to deliver any documents related to Awards awarded under the Plan or future Awards that may be awarded under the Plan by electronic means or request Awardee’s consent to participate in the Plan by electronic means. Awardee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Bank or another third party designated by the Bank.

25.  Payment of SAR Proceeds Upon Termination of Employment. The Bank reserves the right to make the first payment of an amount equal to 50% of an   Awardee’s vested amount not earlier than 75 days from the date of termination (but still within the year of termination) and the remaining 50% amount not later than March 15th of the calendar year following the year of termination of employment.

26. Bank Property; Confidential Information; Employee’s Confidentiality Agreement    In connection with your employment, Fidelity Bank may disclose and/or deliver to Awardee certain confidential and proprietary disclosures (which collectively is referred to as “Confidential Information”) which Confidential Information is and shall remain the sole and confidential property of the Bank.  In consideration of Bank granting Employee the Awards provided hereunder, Employee agrees to maintain its confidentiality and not disclose the Confidential Information even after such Employee’s termination without the express written permission of the Chief Executive Officer of the Bank.

Confidential Information as used in this Award Agreement shall mean information regarding the business affairs and corporate identity of the Corporation, their affiliates, and subsidiaries, operations, finances, products and services, sales and marketing, technology, business practices, business structure and model,  but not limited to

Fidelity Bank

SAR Awardee Agreement—CEO

January 20, 2016

STOCK OPTION (SAR) AWARD AGREEMENT

organizational structure, human resources and personnel information departmental structure and Officer listing, employee roster, executive and employee demographics, benefits compensation, benefits cost and plan specification information, training systems and manuals, internal communications, Bank e-mails, Bank surveys and polls, response data, and other information relating to its employees;  information protected by rights embodied in copyrights, whether registered or unregistered (including all derivative works), intellectual property rights of Bank or its licensors; business, financial or technical information of vendors, including but not limited to, account numbers and software licensed from third parties or owned by Bank, its affiliates or subsidiaries; notes, memoranda, analyses, compilations, studies and other documents which contain or otherwise reflect “confidential information”;  discussions, correspondence (including but not limited to electronic correspondence, marketing materials, proposals, presentations, strategic memoranda, legal documents, procedures and other materials, documentation and/or information relating to and/or regarding the business of Fidelity Bank, its affiliates, and subsidiaries; financial information, including but not limited to, financial statements, profitability records, and forecasts relating to its business and finances, reporting, and related communications; technical information, including but not limited to, site wireframe and structure schematics for Internet and/or Intranet, operating system and technology for Internet and/or Intranet, access to hosted servers, network operations and applications, workstation operating system, workflow processes and procedures, organization directory and user information, technical and computer software, databases, vendor-provided work and systems, web servers, scripts, graphics and layouts, scientific information, designs, inventions, trade secrets, and know-how;  customer accounts and products including but not limited to product ideas, concepts, services, systems and techniques, product names, account types and quantities, service charges and fees collected, fee income trends, historical account data, average account balances, total relationship balances, new and net new accounts and interest expenses, and other data required to calculate/evaluate return on investment; proposed products, and product descriptions and specifications; any and all customer information whatsoever (including without limitation, names, addresses, and account numbers pertaining to prior, current, and prospective customers), customer and consumer databases, customer financial information, and the fact of the existence of a relationship or a potential relationship, customer and consumer feedback, stories and highlights, customer interviews and results data; its lending processes and practices including but not limited to lending product descriptions and specifications, appraisals and contracts, operating, performance and cost information, and general lending information;  sales and marketing information including but not limited to marketing methods and strategies, marketing philosophy, business strategies and objectives, business and marketing models, product plans, customer base and market material, financial results, promotions, advertisements, brochures, graphics, layouts or other artwork, technological developments, and internal capabilities and resources; branch information including but not limited to branch listings and addresses, days of service, cash amounts held at branches and in branch vaults, customer volumes to include cash deposit pick-ups and amounts and cash deliveries and quantities, specifications of transmission requirements, cash and vault procedures, branch operations, composition,  account histories and general information relating to its business and branch systems; internal capabilities and resources, customer segments, customer profitability, operating, performance and cost information, business plans and ideas, prints, plan specifications, procedures, methods, processes, analytical results and any other technical, corporate and any other trade secrets protected under the Uniform Trade Secrets Act or any other laws or regulations.

Fidelity Bank

SAR Awardee Agreement—CEO

January 20, 2016

STOCK OPTION (SAR) AWARD AGREEMENT

Confidential information may be in written, video, electronic or any other format and includes any work product created by the Employee using the Confidential Information.

Immediately upon termination of Awardee's employment, whether by Awardee or Bank, whether during the then current term of this Award Agreement, upon expiration of its then current term (not later than the current term of the Plan) or subsequent to its expiration, Awardee shall deliver to Bank all Bank property (for example, keys and credit cards) and all documents, books, records, lists, computer programs and other documents relating to Bank's business, regardless of where or by whom said writings were kept or prepared, retaining no copies.

27.  Restrictive Covenants, Non-Solicitation of Customer or Employees, Non-Disclosure, Non-Disparagement.

In consideration of the Corporation granting Awardee the Awards provided hereunder, Awardee agrees;

a. Shall not directly or indirectly solicit persons or entities who were customers or referral sources of the Corporation, the Bank or their subsidiaries within one (1) year of Executive’s termination of employment, to become a customer or referral source of a person or entity other than the Corporation, the Bank or their subsidiaries; or

b. During his employment and for a period of one (1) year thereafter, Employee shall not use for his personal benefit, or disclose, communicate or divulge to, or use for the direct or indirect benefit of any person, firm, financial institution, credit union or Bank other than Bank, any information regarding the business methods, business policies, procedures, techniques, knowledge or processes of or developed by Bank or dealing with the business operations or activities of Bank, made known to Employee or learned or acquired by Employee while in the employ of Bank.

c. Any and all writings, improvements, processes, procedures and/or techniques which Employee may make, conceive, discover or develop, either solely or jointly with any other person or persons, at any time during his employment with the Bank, whether during working hours or at any other time and whether at the request or upon the suggestion of Bank or otherwise, which relate to or are useful in connection with any business now or hereafter carried on or contemplated by Bank, including developments or expansions of its present fields of operations, shall be the sole and exclusive property of Bank.  Employee shall make full disclosure to Bank of all such writings, improvements, processes, procedures and techniques, and shall do everything necessary or desirable to vest the absolute title thereto in Bank.  Employee shall write and prepare all specifications and procedures regarding such improvements, processes, procedures and techniques and otherwise aid and assist Bank so that Bank can prepare and present applications for copyright or Letters Patent therefore and can secure such copyright or Letters Patent wherever possible, as well as reissues, renewals, and extensions thereof, and can obtain the record title to such copyright or patents so that Bank shall be the sole and absolute owner thereof. Employee shall not be entitled to any additional or special compensation or reimbursement regarding any and all such writings, improvements, processes, procedures and techniques, except that Bank shall reimburse Employee for any expenses which Employee may incur in vesting absolute title thereto in the Bank.

d. As a non-disparagement and non-disclosure covenant, Employee agrees that, for a period of one (1) year after departure, he/she shall not discuss or express his/her opinion about any Bank business, trade secrets, internal operations, or competitive

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STOCK OPTION (SAR) AWARD AGREEMENT

strategy (as defined above) publicly or privately with any individual, corporation, bank, partnership, association, competitor, media representative or other person or organization without the prior approval of the Bank’s Chairman of the Board.

e. For a period of one (1) year after the termination of his employment with Bank, for any reason whatsoever, whether during the then current term of this Award Agreement (which is set forth in the Plan), upon expiration of its then current term or subsequent to its expiration, whether by Employee or Bank, Employee shall not, for his own benefit or for the benefit of any third party, directly or indirectly, in any capacity, hire or do any business with any employee of Bank or otherwise induce or attempt to influence any employee of Bank to terminate his or her employment with Bank.

f. Employee acknowledges that the restrictions contained in the foregoing subparagraphs (a), (b), (c), (d) and (e) in view of the nature of the business in which Bank is engaged, are reasonable and necessary in order to protect the legitimate interests of Bank, and that any violation thereof would result in irreparable injuries to Bank, and Employee therefore acknowledges that, in the event of his violation of any of these restrictions, Bank shall be entitled to obtain from any court of competent jurisdiction preliminary and permanent injunctive relief as well as damages and an equitable accounting of all earnings, profits and other compensation arising from such violation, which rights shall be cumulative and in addition to any other rights or remedies to which Bank may be entitled and in accordance with the dispute resolution alternative provided in section 34 below.

28.  Circuit Breaker. Bank, in its discretion, through the Compensation Committee, may decide that there will be no payout in a given year until the level of net income (as reported in the Corporation’s financial statements) earned from each business is at least $2 million (or whatever level as determined by the Compensation Committee of the Corporation).

29.  No Trust or Fund Created.     Neither the Plan nor the Award Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation, the Bank or any Affiliate and Participant or any other person.

30. Administration.  The authority to manage and control the operation and administration of this Award Agreement shall be vested in the Compensation Committee (as such term is defined in the Plan), and the Compensation Committee shall have all powers and discretion with respect to this Award Agreement as it has with respect to the Plan. Any interpretation of the Award Agreement by the Compensation Committee and any decision made by the Compensation Committee with respect to the Award Agreement shall be final and binding on all parties.

31. Notices.  Any written notices provided for in this Award Agreement which are sent by mail shall be deemed received three business days after mailing, but not later than the date of actual receipt. Notices shall be directed, if to Awardee, at the Awardee’s address indicated by the Bank’s records and, if to the Bank, to Chairperson, Compensation Committee of Fidelity Bank at its headquarters address as follows:

Fidelity Deposit & Discount Bank
101 North Blakely Street
Dunmore, Pa 18512

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32. Electronic Delivery.  The Bank may, in its sole discretion, decide to deliver any documents related to Awards awarded under the Plan or future Awards that may be awarded under the Plan by electronic means or request Awardee’s consent to participate in the Plan by electronic means. Awardee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Bank or another third party designated by the Bank.

33. Compensation Committee Approval.  These Awards have been granted pursuant to the Plan and accordingly this grant of Awards has been approved by the Compensation Committee.

34. Governing Law.  This Award Agreement shall be governed by the laws of the Commonwealth of Pennsylvania, without regard to its conflicts of laws principles or rules. Except as noted below, disputes that arise under this Award Agreement shall be determined under the Fidelity Bank internal dispute resolution policies and procedures and the procedures of this Award Agreement.  For purposes of litigating damages for violations of Sections 26 and 27 above or which may require Bank obtaining injunctive relief thereunder, the parties hereby submit to and consent to the jurisdiction of the Commonwealth of Pennsylvania, and agree that such litigation shall be conducted in the Court of Common Pleas of Lackawanna County, or the United States District Court for the Middle District of Pennsylvania. This Award Agreement is not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

35. Non-Severability.  In the event any provision of the Plan or this Award Agreement, including but not limited to any restrictive covenants, non-solicitation provisions or confidentiality agreements is contested by any Awardee or former Awardee and shall be held to be illegal or invalid for any reason, then, at the option of the Compensation Committee, the Compensation Committee may elect to disqualify such Awardees as the Compensation Committee deems appropriate in its discretion.

36. Complete Award Agreement and Amendment.  This Award Agreement (which includes the performance calculations provided for herein and the policies referenced above, each as modified from time to time), and the Plan constitute the entire agreement between Awardee and the Corporation and the Bank regarding the Awards. Any prior agreements, commitments or negotiations concerning these Awards are superseded. This Award Agreement may be amended only by written agreement of Awardee and the Bank, except that the policies referenced above may be modified by the Bank as described in this Award Agreement from time to time. Awardee agrees not to rely on any oral information regarding this Award or any written materials not identified in this Section.

37. Data Privacy Notice and Consent.  Awardee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Awardee’s personal data by Awardee’s employer, the Bank, for the exclusive purpose of implementing, administering and managing Awardee’s participation in the Plan.

38. Amendment or Termination of the Award Agreement. The Compensation Committee or the Board  may at any time amend, suspend, discontinue or terminate the

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Award Agreement (including the making of any necessary enabling, conforming and procedural amendments to the Award Agreement to authorize and implement the granting of Awards or other stock vehicles which may be authorized by federal law subsequent to the effective date of this Plan); provided, however, that no amendment by the Board shall, without further approval of the shareholders of the Bank, increase the total number of shares of Common Stock which may be made subject to the Plan, except as provided in the Plan hereof, or make any other change for which shareholder approval is required by law or under the applicable rules of the OTC Bulletin Board or any other applicable exchange listing requirement. No action taken pursuant to this Section of the Award Agreement shall, without the consent of the Awardee, impair any Awards which have been previously granted to an Awardee except pursuant to the Plan.

42.  Headings.  Headings are given to the Sections and subsections of the Award Agreement solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Award Agreement or any provision thereof.

43. Acknowledgement.  By your signature below, you represent and warrant that you are familiar with the terms and provisions of the Award Agreement, and hereby accept and agree to be bound by the Stock Appreciation Rights Award Agreement subject to all the terms and provisions hereof and thereof, as well as the Plan. You further represent and warrant that you have reviewed the Stock Appreciation Rights Award Agreement and the Plan in their entirety, and have had an opportunity to obtain the advice of counsel if you so chose prior to executing the Stock Appreciation Rights Award Agreement by signing below, and fully understand all provisions of the Plan and the Stock Appreciation Rights Award Agreement. Awardee also hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Compensation Committee as Administrator upon any questions arising under the Plan or the Stock Appreciation Rights Award Agreement. Awardee further agrees to notify the Bank upon any change in the residence address indicated below.

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AWARDEE’S ACCEPTANCE:

I have read and fully understood this Award Agreement and, as referenced in Section 43 above, intending to be legally bound I accept and agree to be bound by all of the terms, conditions and restrictions contained in this Award Agreement and the other documents referenced in it.

PARTICIPANT:	FIDELITY BANK

Signature	By: Patrick Dempsey
Title: Chairman of the Board

Print Name

Residence Address:

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EXHIBIT A

FIDELITY BANK

2012 OMNIBUS STOCK INCENTIVE PLAN

STOCK APPRECIATION RIGHTS AWARD AGREEMENT

EXERCISE NOTICE

FIDELITY BANK

Attention: LTIP Plan Administration

1. Exercise of Stock Appreciation Rights. Effective as of today,                                         ,  20___, the undersigned (“Awardee”) hereby elects to exercise                           SARs under and pursuant to the FIDELITY BANK 2012 OMNIBUS STOCK INCENTIVE PLAN (the “Plan”) and the Stock Appreciation Rights Award Agreement dated                             , 20___(the Stock Appreciation Rights “ (SAR)  Award Agreement”). Unless otherwise defined herein, the terms defined in the Plan and Award Agreement shall have the same defined meanings in this Exercise Notice.

2. Representations of Awardee.  Awardee acknowledges that Awardee has received, read and understood the Plan and the Stock Appreciation Rights Award Agreement and agrees to abide by and be bound by their terms and conditions.

3. Tax Consultation.  Awardee understands that Awardee may suffer adverse tax consequences as a result of Awardee’s exercise hereunder. Awardee represents that Awardee has consulted with any tax consultants Awardee deems advisable in connection with the purchase or disposition of the Shares and that Awardee is not relying on the Bank for any tax advice.

4. Entire Agreement; Governing Law. The Notice of Award, the Plan and the Stock Appreciation Rights Award Agreement are incorporated herein by reference. This Exercise Notice, the Notice of Award, the FIDELITY BANK 2012 OMNIBUS STOCK INCENTIVE PLAN and the Stock Appreciation Rights (SAR) Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Bank and Awardee with respect to the subject matter hereof, and may not be modified adversely to the Awardee’s interest except by means of a writing signed by the Bank and Awardee. This Award Agreement is governed by Pennsylvania law except for that body of law pertaining to conflict of laws.

Fidelity Bank

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January 20, 2016

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PARTICIPANT:	FIDELITY BANK

Signature	By: Patrick Dempsey
Title: Chairman of the Board

Print Name

Residence Address:

[SIGNATURE PAGE TO STOCK APPRECIATION RIGHTS AGREEMENT EXERCISE NOTICE]

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January 20, 2016